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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 29, 2004



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                   0-21487                       13-3904147
    (State or other
    jurisdiction of            (Commission File                 (IRS Employer
     incorporation)                Number)                   Identification No.)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 4, 6, 8,9,10,11 AND 12.  NOT APPLICABLE.



ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         (a)  EXECUTION OF MERGER AGREEMENT WITH INDEPENDENCE FEDERAL
              SAVINGS BANK

         On March 15, 2004, Carver Bancorp, Inc. ("Carver"), Carver Federal Savings Bank, a wholly-owned subsidiary of Carver ("CFSB"), and Independence Federal Savings Bank ("Independence") entered into an Agreement and Plan of Merger (the "Merger Agreement"). CFSB will acquire Independence pursuant to the terms and conditions of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1. Also attached are the joint press release issued by Carver and Independence on March 15, 2004 announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1, and the written text of a press briefing given by Carver on March 16, 2004 regarding the proposed transaction, a copy of which is attached hereto as Exhibit 99.2.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits


         The following exhibits are filed as part of this Report:


         2.1 Agreement and Plan of Merger, dated as of March 15, 2004, by and between Carver Bancorp, Inc., Carver Federal Savings Bank and Independence Federal Savings Bank.


         99.1 Joint press release, dated March 15, 2004, announcing the execution of the Agreement and Plan of Merger.

         99.2 Written text of a press briefing given by Carver on March 16, 2004 regarding the proposed transaction.




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   CARVER BANCORP, INC.


                                   By: /s/ Deborah C. Wright
                                      -----------------------------------------
                                          Deborah C. Wright
                                          President and Chief Executive Officer


Dated:  March 16, 2004






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                                  EXHIBIT INDEX

      EXHIBIT NO.                           DESCRIPTION
      -----------                           -----------

         2.1 Agreement and Plan of Merger, dated as of March 15, 2004, by and between Carver Bancorp, Inc., Carver Federal Savings Bank and Independence
                                            Federal Savings Bank.



         99.1 Joint press release, dated March 15, 2004, announcing the execution of the Agreement and Plan of Merger.

         99.2 Written text of a press briefing given by Carver on March 16, 2004 regarding the proposed transaction.